1 A Diversified Holding Company www.starequity.com Creating shareholder value through excellence in operations and capital allocation Common Stock: Nasdaq: STRR Series A 10% Preferred Stock: Nasdaq: STRRP Investor Presentation August 2024

2 “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this presentation that are not statements of historical fact are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking Statements include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to acquisitions and related integration, development of commercially viable products, novel technologies, and modern applicable services, (ii) projections of income (including income/loss), EBITDA, earnings (including earnings/loss) per share, capital expenditures, cost reductions, capital structure or other financial items, (iii) the future financial performance of the Company or acquisition targets and (iv) the assumptions underlying or relating to any statement described above. Moreover, forward-looking statements necessarily involve assumptions on the Company’s part. These forward- looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described above as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the substantial amount of debt of the Company and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on the Company’s preferred stock; the restrictions contained in the debt agreements that limit the discretion of management in operating the business; legal, regulatory, political and economic risks in markets and public health crises that reduce economic activity and cause restrictions on operations (including the recent coronavirus COVID-19 outbreak); the length of time associated with servicing customers; losses of significant contracts or failure to get potential contracts being discussed; disruptions in the relationship with third party vendors; accounts receivable turnover; insufficient cash flows and resulting lack of liquidity; the Company's inability to expand the Company's business; unfavorable changes in the extensive governmental legislation and regulations governing healthcare providers and the provision of healthcare services and the competitive impact of such changes (including unfavorable changes to reimbursement policies); high costs of regulatory compliance; the liability and compliance costs regarding environmental regulations; the underlying condition of the technology support industry; the lack of product diversification; development and introduction of new technologies and intense competition in the healthcare industry; existing or increased competition; risks to the price and volatility of the Company’s common stock and preferred stock; stock volatility and in liquidity; risks to preferred stockholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the terms of the Company’s preferred stock; the Company’s ability to execute on its business strategy (including any cost reduction plans); the Company’s failure to realize expected benefits of restructuring and cost-cutting actions; the Company’s ability to preserve and monetize its net operating losses; risks associated with the Company’s possible pursuit of acquisitions; the Company’s ability to consummate successful acquisitions and execute related integration, as well as factors related to the Company’s business including economic and financial market conditions generally and economic conditions in the Company’s markets; failure to keep pace with evolving technologies and difficulties integrating technologies; system failures; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; and the continued demand for and market acceptance of the Company’s services. Forward Looking Statement

3 For a detailed discussion of cautionary statements and risks that may affect the Company’s future results of operations and financial results, please refer to the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the risk factors in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. This presentation reflects management’s views as of the date presented. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures: The information provided herein includes certain non-GAAP financial measures. These non-GAAP financial measures are intended to supplement the GAAP financial information by providing additional insight regarding results of operations of the Company. The non-GAAP financial measures used by the Company are intended to provide an enhanced understanding of our underlying operational measures to manage the Company’s business, to evaluate performance compared to prior periods and the marketplace, and to establish operational goals. Certain items are excluded from these non-GAAP financial measures to provide additional comparability measures from period to period. These non-GAAP financial measures will not be defined in the same manner by all companies and may not be comparable to other companies. Specifically, this presentation presents the non-GAAP financial measures “Adjusted EBITDA” (defined as “earnings before interest, taxes, depreciation, amortization adjusted for stock-based compensation and other one-time transaction costs such as merger and acquisitions, financing and etc.”). The most directly comparable measures for these non-GAAP financial measures are net income and diluted net income per share. All future figures based on guidance after conversion into a diversified holding company. Forward Looking Statement Continued

About Star Equity Holdings

A Diversified Holding Company with Two Divisions [(1)]

Common Stock (Nasdaq: STRR):
Stock Price [(2)]: $4.21
3.2 million shares outstanding [(3)]

Series A Preferred Stock (Nasdaq: STRRP):
Stock Price [(2)]: $ 9.85
2.2 million shares outstanding [(3)]
10% annual cash dividend

(2) 8/15/2024 closing price.
(3) 8/15/2024 share count.

Star Equity Holdings, Inc.

Building Solutions Division

KBS Builders Inc.

South Paris, ME

- Designs and manufactures modular structures for commercial and residential projects.

EdgeBuilder, Inc. Wall panels for the pro builder.
Glenbrook Building Supply, Inc.

Prescott, WI; Big Lake & Oakdale, MN

- Designs and manufactures wood wall panels and permanent wood foundations.
- Distributes building materials and operates two lumber yards and showrooms.

Recently added
Timber Technologies Solutions, Inc.

Colfax, WI

- Designs and manufactures engineered wood products: glue-laminated timber ("glulam") columns, beams, and trusses.

Investments Division

Real Estate



- Owns, manages, and finances real estate assets of operating companies.

Private Investments

TTG Imaging Solutions

- Holds private company debt and minority equity interests.
- Makes strategic investments in potential acquisition targets or JV partners.

Public Investments

Star Equity Fund, LP
ENSERVCO

- Makes strategic investments in undervalued public companies, and potential acquisition targets or JV partners.

Star Equity Holdings

(1) Currently operating with two divisions following the sale of Digirad Health in May 2023. See slide 34 for more information.

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5 Differentiated Corporate Strategy and Structure (1) Public activism efforts are not always in pursuit of acquisition. Similar to private equity, but with key distinctions 1 Looking for accretive bolt-ons and new verticals 3 Flexible deal structuring with ability to use mix of cash, debt, common, preferred 5 Long-term partnership approach rather than short- term transactional mentality 2 Able to pursue both private and public acquisition targets, sometimes through activism (1) 4 Open-ended investment time horizon allows for flexible holding periods 6 Star Equity shareholders do not pay any fees and have public market liquidity Corporate HQ Functions like a private equity firm and is responsible for: • Oversight of Operating Management Teams • Strategic Leadership • Capital Allocation • Restructurings & Turnarounds • M&A • Capital Markets • Bank Relationships • Investor Relations • Financial Reporting, and FP&A • Compliance & Legal • Management of Investments Division

6 $6.8 $5.4 ($0.1) ($0.2)($1.0) $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 FY 2022 FY 2023 Adj. EBITDA ($ in millions) Operating Business EBITDA Adj. EBITDA Balance Sheet Highlights (2) $10.2M Cash $10.9M Debt $19.9M Investments (1) Excludes discontinued operations, formerly Star’s Healthcare operations (Digirad); (2) As of August 15, 2024; (3) See slides 31 and 32; includes ENSV common shares & shares equivalents acquired in the 8/9/2024 Enservco transaction as disclosed in company filings; (4) See slide 30. Real Estate $6.3M (4) Consolidated Financial Overview $48.0 $57.1 $45.8 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 FY 2021 FY 2022 FY 2023 Revenue ($ in millions) Income Statement Highlights (1) Focused on scaling and optimizing operations to achieve sustained profitability 5.8% 21.6% 26.0% 0% 10% 20% 30% FY 2021 FY 2022 FY 2023 Gross Margin (%) ($15.4) ($5.8) ($1.9) ($16.0) ($14.0) ($12.0) ($10.0) ($8.0) ($6.0) ($4.0) ($2.0) $0.0 FY 2021 FY 2022 FY 2023 Net Income ($ in millions) (3) Corp. Costs ($6.9) Corp. Costs ($5.6)

7 Pro Forma Balance Sheet Highlights Recent transactions significantly improve cash balance and provide financing flexibility RECENT SALE-LEASEBACK TRANSACTIONS Monetized two real estate assets for $8.3 million(1) (1) Total cash consideration, net of closing costs. (2) Cash consideration includes $880k deposit, which will be released once certain financial metrics have been achieved. (3) Includes restricted cash of $1.6M on 6/30/2024 and $2.5M on 8/15/2024. Manufacturing Facility (South Paris, ME) Lumber Yard (Big Lake, MN) Leased back by KBS • 20-year agreement; can extend for up to an additional 20 years Leased back by EBGL • 15-year agreement; can extend for an additional 10 years. Sold for approximately $5.6 million (1) (2) Sold for approximately $2.7 million (1) Exploring additional third-party sale-leaseback opportunities as attractive financings for Star Total Star Liquidity Consolidated Cash Excess Borrowing Capacity Consolidated Debt 6/30/2024 8/15/2024 $8.1 $14.3 $4.1 $4.1 (3) $16.6 $10.9 $8.9 $10.2 (3) ($ Millions)

8 Building Solutions Division Operating Business Units Timber Technologies (“TT”) Glulam Manufacturing KBS Builders (“KBS”) Modular Manufacturing EdgeBuilder-Glenbrook (“EBGL”) Wall Panel Manufacturing & Building Materials Distribution A strategic combination of Building Solutions businesses in the Northeast and Midwest USA 1) Wood-based 2) Factory-built instead of on-site construction 3) Products are renewable & sustainable 4) Secular growth trends Key Themes:

9 Recent Acquisition: Timber Technologies Completed on May 17, 2024 $23M cash-free, debt-free purchase price •$16M in upfront cash; $4M in deferred cash; and a $3M, 2-year earn-out paid 50% in cash & 50% in shares of preferred stock (Nasdaq: STRRP) Earn-out targets are based on Adj. EBITDA of $5.4M and $6.0M for years 1 & 2, respectively Associated real estate acquired in June 2024 in a separate transaction: •$3M seller note amortizing over 10 years Closed $7M term loan from Bridgewater Bank to partially finance the acquisition Co-Owners/Operators will stay with Timber Technologies in their current roles Deal Structure Strategic Rationale Strong historical financial performance & outlook •20+ year history of consistent profitability and cash generation •Diversifies revenue within Building Solutions segment o TT end-market is largely non-residential (agriculture is 40%) • Industry benefitting from secular trends with long-term upside potential Competitive advantages •Niche market that requires significant initial capital investment and know-how •Strategically located with rail spur access (facilitates input deliveries) •Opportunities for consolidation and expansion Complements existing businesses •Sharing of best practices and industry knowledge •Collaboration on construction projects; purchasing power for raw materials •Potential to re-open Star’s idle factory in Oxford, ME to manufacture glulam

10 Private Investments • Star Equity Investment Holdings retains private company debt and minority equity interests • Makes strategic investments including potential acquisition targets or JV partners Investments Division Real Estate • Owns, manages, and finances real estate assets of operating companies • Negotiates standalone financing to optimize financial leverage and cost of capital Public Investments • Star Equity Fund manages public equity portfolio • Focuses on impact investments to unlock latent value • Could use activist approach in certain situations • Makes strategic investments including potential acquisition targets or JV partners Strategic investments include public and private equity & debt as well as real estate

11 Real Estate Real Estate Assets Held Separately from OpCos to Facilitate Value Creation South Paris, Maine KBS Facility 85,000 sq ft Oxford, Maine KBS Facility - Idle 90,000 sq ft Big Lake, Minnesota Glenbrook Facility 20,000 sq ft Colfax, Wisconsin Timber Tech Facility 69,000 sq ft (1) See slide 30 for further detail. Currently owned facility Recently sold and leased-back in conjunction with July 2024 transactions. Real Estate Portfolio Value 2 Owned Facilities $6.3 Million (1)

Public Investments: Enservco

Announced August 12, 2024

Transaction Highlights

- **Cash-efficient transaction**
  - Star issued 250,000 shares of STRRP to Enservco for 12.5 million ENSV common shares and share equivalents
  - Represents $2.5 million in value using STRRP's $10.00 per share liquidation preference
  - Star acquired ~ 20% of ENSV common shares and additional preferred shares convertible into ENSV common stock
- **Star also made a $1 million short-term loan to Enservco** in the form of a promissory note to facilitate the acquisition of Buckshot Trucking, LLC ("Buckshot")
  - The short-term loan has a 20% annualized interest rate and is collateralized by the STRRP shares issued to ENSV
- **Star received one seat on Enservco's Board of Directors**, which has been designated for Star's CEO, Rick Coleman

Strong Opportunity for Value Creation

ENSERVCO

- We believe Enservco's management team and its ongoing reorganization position it well for long-term growth
- Enservco is implementing a **strategic repositioning** via the:
  - Partial sale of its Frac Water Heating business
  - Entry into the Transportation & Logistics sector via the acquisition of Buckshot
- Investment further **diversifies** Star's portfolio
  - Star's initial entry into the Energy Services and Transportation & Logistics sectors
  - ENSV investment is a potential platform for further expansion into these verticals

Star Equity Holdings

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13 Star’s Growth Strategy Multi-Pronged Approach ✓ Increase KBS’s modular manufacturing capacity and output ✓ Explore opportunities to re-open idle Oxford, Maine plant ✓ Expand presence in each of KBS, EBGL, and TT’s markets by increasing output and adding new products and services ✓ Long-term financial goals: – KBS: mid-teens annual revenue growth (CAGR 2019 - 2023 = 17.2%) – EGBL: high single-digit annual revenue growth (CAGR 2019 - 2023 = 5.6%) – TT: high single-digit annual revenue growth – Division-wide: 10%+ annual revenue growth with gross margins above 25% Building Solutions Division Investments Division ✓ Create value across portfolio of public and private investments ✓ Pursue additional sale-leasebacks and other financings to unlock latent value of real estate assets M&A ✓ Seeking attractive acquisition opportunities to: – Expand existing business divisions through bolt-on acquisitions or acquisitions of related businesses – Establish new business divisions

14 Star’s Growth Strategy Acquisitions • Businesses with $10-$50M in revenue and >$2M in EBITDA • Businesses with growth potential and strong local operating management teams • Existing assets, earnings, and cash flows (no start- ups or venture capital-type situations) • Open to publicly traded or privately held businesses o Small public companies that would be more valuable inside our holding company structure • Either platform companies with possible future bolt-on acquisitions or bolt-ons for existing Star businesses Acquisition Criteria: • Free-up management teams to maximize operations and pursue growth opportunities • Improve operating and financial performance • Improve access to capital at a lower cost • Support bolt-on acquisition diligence and execution • Achieve cost synergies through reducing SG&A and/or public company costs o Share certain corporate functions to reduce corporate overhead Acquisition Objectives: • Construction / Building Solutions / Housing / Building Materials • Energy / Materials • Transportation / Logistics • Staffing / Business Services • Industrials / Manufacturing Preferred Industries Include:

15 Jeffrey Eberwein Executive Chairman Corporate Management Team • Over 25 years of Wall Street experience; Founder and CEO of Lone Star Value Management • Portfolio Manager at Soros Fund Management and Viking Global Investors • CEO of Hudson Global, Inc., a global recruitment company; extensive public company board experience • Holds an MBA from The Wharton School and a BBA from The University of Texas Richard Coleman Chief Executive Officer • Over 30 years of executive leadership experience including as CEO of 2 other public companies • Extensive experience in technology management, operational excellence, acquisitions, and as a public company board member • Holds an MBA from Golden Gate University and a BS in Management from the US Air Force Academy David Noble Chief Financial Officer • Joined in 2018 after 20+ years of Wall Street experience in investment banking and capital markets; lived and worked in NY and Asia, with extensive business travel to LatAm and Europe, prior to transitioning to the corporate sector • 8+ years at Lehman Brothers and 12+ years at HSBC as Head of Equity Capital Markets for the Americas • Holds an MBA in Finance from MIT’s Sloan School of Management and a BA from Yale University • Over 20 years of legal and accounting experience across a variety of industries, including CFO and in- house counsel to Lone Star Value Management; VP Finance and Corporate Secretary to ATRM; legal advisor to RRMS Advisors; diplomatic advisor within the U.N. General Assembly to the Asian-African Legal Consultative Organization; and served on the board of several public companies • Taught as Adjunct Professor within the International Tax and Financial Services program at Thomas Jefferson School of Law • LLM in Tax from NYU School of Law, a JD from St. Thomas University School of Law; BBA in Accounting from Middle Tennessee State University • Joined in 2016 • Previously served as Star Equity’s VP, Finance and Strategy, and prior to that worked as a research analyst at Lone Star Value Management; was responsible for securities analysis spanning a variety of sectors and investment strategies • Holds a master’s degree in Behavioral Economics and a BS in Applied Economics & Management from Cornell University Shawn Miles Senior Vice President, Finance & Strategy Hannah Bible Chief Legal Officer & Corporate Secretary

16 Building Solutions – KBS Building Solutions – Financials Case Studies Supplementary Financial Information Appendix Building Solutions – EBGL & TT Investments Division

17 KBS Builders Business Unit Maine-based designer and manufacturer of modular housing units serving the New England Market MODULAR CONSTRUCTION BENEFITS - Shorter construction period - Significantly lower labor costs - Design flexibility - High quality control 2 MANUFACTURING FACILITIES - South Paris, Maine: approx. 85,000 leased sq. ft.; primary manufacturing facility - Oxford, Maine: approx. 90,000 owned sq. ft.; currently idle FOOTPRINT - Homebuilders and commercial developers across New England - Niche markets including affordable workforce housing, educational buildings / dormitories, and energy efficient housing ❖ Average selling price approx. $80,000/module (1) ❖ Sales pipeline of over $50 million (1) ❖ Long-Term Goal: mid-teens annual revenue growth rate (CAGR from 2019 through 2023 = 17%) MODULAR UNITS - Residential homes and town houses - Apartment buildings and condos - Multi-story commercial/ office buildings - Other commercial applications, hospitals, schools, dormitories, etc. (1) As of August 2024.

18 .KBS Builders Commercial Project Evolution Pursuing larger, more profitable projects in select market segments $2.0M 58 modules housing for military veterans $6.7M 124 modules 28 single-family and townhouse units U.S. government project $2.0M 36 modules 2 multifamily buildings $2.0M 40 modules 20 workforce housing units $9.2M 72 modules 4 college dormitories $4.2M 60 modules 8 workforce housing buildings (1) Projects listed in order of completion. Select projects since 2021. $2.2M 24 modules 2 schools / classrooms Waterville, ME New Hampshire Burlington, VT Quincy, MA Cape Cod Nantucket Natick, MA KBS HQ $1.9M 12 modules affordable housing project Madison, ME .6 Recent Commercial Projects (1)

19 Modular Industry – Growth and Trends (1) Market size in North America topped $12 billion in 2022 • Represented almost 7% of all new construction in 2023 • Market tripled in size since 2015 • Increased adoption could help ease a severe housing shortage 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 2015 2016 2017 2018 2019 2020 2021 2022 2023 Modular Construction – Historical Market Share (1) Source: Modular Building Institute, ConstructConnect. 2022: Commercial Modular breakdown by segment Multifamily * Offices Institutional/Assembly Education * Workforce * Healthcare Commercial/Retail * * Markets where KBS currently participates. Leveraging its established reputation in select segments to gain market share

Modular Construction **Benefits**

Key Trends

- **Growth trajectory expected to continue**
- Emphasis on **efficiency and sustainability**
- Construction industry evolving to adopt more **industrialized and automated processes**
- **Housing shortages and high home prices** present a **prime opportunity** for modular construction

Timeline: Modular vs. Site-Built Construction (1)



MODULAR CONSTRUCTION SCHEDULE
DESIGN ENGINEERING
PERMITS & APPROVALS
SITE/LOT DEVELOPMENT & FOUNDATION
INSTALL & SITE RESTORATION
TIME SAVINGS!
BUILDING CONSTRUCTION AT PLANT
Simultaneous site development and home construction at the plant reduces the schedule by 30% to 50%
SITE BUILT CONSTRUCTION SCHEDULE
DESIGN ENGINEERING
PERMITS & APPROVALS
SITE/LOT DEVELOPMENT & FOUNDATION
BUILDING CONSTRUCTION
SITE RESTORATION

Modular construction by the numbers (1)

20% - 50%	~10%+	~83%	~30%
Shorter building timelines	Cost savings	Waste reduction	Less greenhouse gas emissions

Star Equity Holdings

(1) Source: Modular Building Institute, ConstructConnect.

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21 Building Solutions – KBS Building Solutions – Financials Case Studies Supplementary Financial Information Appendix Building Solutions – EBGL & TT Investments Division

EBGL Business Unit

Complementary manufacturing and distribution businesses managed together

EdgeBuilder, Inc. Wall panels for the pro builder.

ABOUT EDGEBUILDER
- Operates a wall panel and wood products manufacturing plant in Prescott, WI
- Services the Midwest Area
- Clients: commercial contractors
- Facilities: approx. 34,000 leased sq. ft.

PRODUCTS
- Wall panels, permanent wood foundations, and other engineered wood products

MARKETS SERVED
- Commercial builders

BENEFITS
- Reduced building time, overhead & labor costs, defects, site thefts, and delays; customization and environmentally friendly

Glenbrook Building Supply, Inc. Serving pro contractors since 1988.

ABOUT GLENBROOK
- Operates two lumber yards / showrooms in Oakdale, MN, and Big Lake, MN, and a warehouse in Hudson, WI
- Services the upper Midwest (WI, IA, MN, ND, and SD)
- Clients: commercial and residential contractors
- Facilities: approx. 33,000 leased sq. ft.

PRODUCTS
- Raw lumber, drywall, doors, windows, kitchen and bathroom cabinets, utility sheds, and steel products
- Roofing, siding, millwork, decking, and customized design

MARKETS SERVED
- Professional builders for residential and commercial construction projects

+ Big Lake Lumber *(acquired in October 2023)*

ABOUT BIG LAKE LUMBER
- Minneapolis-based building supply center and lumber yard
- 20,000 leased sq. ft. of storage and storefront 50 miles from existing Glenbrook facility

PRODUCTS
- Windows, siding, doors, hardware, millwork, decking, and steel products

MARKETS SERVED
- Servicing mainly single-family residential businesses

BENEFITS
- Strong geographic footprint and local reputation

❖ **Long-Term Goal: high single-digit annual revenue growth rate (CAGR from 2019 through 2023 = 6%) and strategic growth through bolt-on acquisitions**

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23 EBGL Business Unit Products and Markets Served Wall panel and permanent wood foundation manufacturing facility located in western Wisconsin serves the upper Midwest states of Wisconsin, Iowa, Minnesota, North Dakota, South Dakota, Missouri and Oklahoma Wood Panels and Foundation Two professional lumber yards (Glenbrook and Big Lake Lumber) located in St. Paul, MN that supplies general contractors throughout the Twin Cities Metro Area with exceptional quality Lumber, Decking, Mill Work, Wall Panels, Windows, Roofing, and Siding Big Lake Lumber (acquired in October 2023)

TT Business Unit[1]

TIMBER TECHNOLOGIES Solutions, Inc.

Colfax, WI-based manufacturer of Engineered Wood Products ("EWP")

Manufacturer of glue-laminated timber products ("glulam")

- ✓ Diversified end markets
- ✓ Environmentally friendly product
- ✓ Loyal customer base
- ✓ Large state-of-the-art facility
- ✓ Highly automated process

Titan Timbers – Columns



Architecture Builds



Titan Decks and Bridges



Timber Truss



Titan Timber Beams



Titan Timbers Freestall Barn



End Markets & Applications


Agriculture
Commercial
Industrial
Residential
10%
20%
40%
30%

End market trends suggest long-term EWP growth

Market	Trends
Agriculture	• Growing use of automation is **creating a more efficient industry** • Larger equipment **creates need for storage facilities**
Commercial	• Increasing awareness for zero-carbon structures **increases demands for wood products** vs. steel and concrete
Industrial	• **Increased life cycle** over solid timbers
Residential	• Continued growth in the housing market industry creates **large opportunities** for building material manufacturers • **Growing demand** for engineered wood products for residential projects yields a **robust marketplace**

Star Equity Holdings

[1] Acquisition completed on May 17, 2024.

24

Building Solutions Minneapolis Metro Map

Established Regional Player



Twin Cities
Metro Area
Glenbrook
Big Lake, MN
Lumber Yard (leased)
Glenbrook
Oakdale, MN
Office / Showroom (leased)
Glenbrook
Hudson, WI
Lumber Yard (leased)
EdgeBuilder
Prescott, WI
Wall Panel Manufacturing (leased)
Timber Technologies
Solutions, Inc.
Colfax, WI
Glulam Manufacturing (owned)
Monticello
Buffalo
Anoka
Coon Rapids
Maple Grove
Minneapolis
Roseville
St Paul
Woodbury
Wyoming
Forest Lake
Stillwater
Eden Prairie
Bloomington
Shakopee
Eagan
Burnsville
Apple Valley
Cottage Grove
Hastings
New Richmond
Amery
River Falls
Spring Valley
Glenwood City
Boyceville
Knapp
Tainter Lake
Prairie Farm
Dallas

Star Equity Holdings

25

26 Building Solutions – KBS Building Solutions – Financials Case Studies Supplementary Financial Information Appendix Building Solutions – EBGL & TT Investments Division

27 Building Solutions Historical Financial Highlights $28.9 $48.0 $57.1 $45.8 $- $10 $20 $30 $40 $50 $60 FY 2020 FY 2021 FY 2022 FY 2023 Revenue ($ in millions) $4.1 $3.0 $12.7 $12.2 $- $2 $4 $6 $8 $10 $12 $14 FY 2020 FY 2021 FY 2022 FY 2023 Gross Profit ($ in millions) $0.7 ($2.7) $6.3 $4.4 $(4) $(2) $- $2 $4 $6 $8 FY 2020 FY 2021 FY 2022 FY 2023 Non-GAAP adj. EBITDA ($ in millions) (1) •FY 2021: to offset COVID-related rapid and historic rise in raw materials costs, the division significantly increased pricing, improved operations, and implemented commodity price risk mitigation, which significantly improved gross margins starting in Q4 2021 •FY 2022: margins further benefited from these increases •FY 2023: revenue affected by credit tightening with some commercial projects being pushed into 2024. Continued strength in pricing discipline and an improved business mix drove further gross margin improvement Long–term goal: 10%+ revenue growth with gross margins above 25% Gross Margin: FY 2020: 14.0% FY 2021: 6.3% FY 2022: 22.2% FY 2023: 26.5% (1) Adjusted EBITDA is a non-GAAP number. Reconciliations of non-GAAP measures can be found in the appendix to this presentation – see slides 37-40. ($2.9) ($7.5) $2.4 $2.5 $(8) $(6) $(4) $(2) $- $2 $4 FY 2020 FY 2021 FY 2022 FY 2023 Net Income ($ in millions) (1)

28 Combination adds significant scale, more than doubling Building Solutions segment Net Income & Adj. EBITDA Star Building Solutions Segment Timber Technologies $45.8 $18.7 $- $10.0 $20.0 $30.0 $40.0 $50.0 FY 2023 Total Revenue (in millions) (1) (1) See Form 8-K filed 05/20/2024 and Form 8-K filed 07/29/2024 for audited financials. (2) Adjusted EBITDA is a non-GAAP number. Reconciliations of non-GAAP measures can be found in the appendix to this presentation – see slides 37-40. $4.4 $5.9 $- $2.0 $4.0 $6.0 $8.0 FY 2023 Adjusted EBITDA (in millions) (2) $2.5 $5.6 $- $2.0 $4.0 $6.0 FY 2023 Net Income (in millions) (1) Building Solutions: With Timber Technologies Addition (1) Timber Technologies acquisition was completed 05/17/2024

29 Building Solutions – KBS Building Solutions – Financials Case Studies Supplementary Financial Information Appendix Building Solutions – EBGL & TT Investments Division

30 Investments Division: Real Estate Real Estate Portfolio Value 2 Facilities $6.3 Million (1) (1) Based on 2019 third-party appraisal of the Maine facility and 2024 appraisal of Timber Technologies facility. Owns Real Estate assets used by operating divisions Overview • Star Real Estate (“SRE”) owns, manages, and finances operating company real estate assets • Currently owns two facilities: o A 69,000 sq. ft. glulam manufacturing facility in Colfax, WI (acquired via the TT transaction in June 2024) o A 90,000 sq. ft. idle plant in Oxford, Maine Significant Strategic Value & Upside • Recently sold two facilities for net proceeds of $8.3 million; both are operated by Star via lease-back (“SLB”) agreements for 20-years and 15-years, respectively. • The currently owned (idle) plant in Maine is within 10 miles of KBS’ running modular manufacturing plant, which together create the largest modular manufacturing footprint in New England • Capacity available to handle increased demand and enter new lines of business Strategy • Future acquisition targets could have underappreciated real estate assets that could be placed into SRE (e.g., Big Lake Lumber real estate acquired in October 2023, initially held by SRE and then sold via SLB in July 2024) • Historically, SRE has raised its own debt and is self-funded • SRE’s separate financing optimizes financial leverage and cost of capital for Star • Exploring additional third-party sale- leaseback opportunities as attractive financings for Star

31 Private Investments Portfolio Value (1) TTG Note (2) $7.8 Million TTG Equity (2) $4.7 Million MDOS Note $1.0 Million ENSV Note (3) $1.0 Million Total $14.5 Million Holds private investments in public and private companies Debt and equity interests: • TTG Imaging Solutions, LLC (“TTG”) Rollover Common Equity → $4.7 million stake • TTG Seller Note → $7 million principal amount, 10% annual compound interest rate (steps up to 12% after 36 months), matures May 2029 • MDOS Promissory Note → $1.0M principal amount, 5% annual interest rate, amortizes over next 5 years • ENSV Promissory Note → $1.0 million with a 20% annualized interest rate and collateralized by the STRRP shares issued to ENSV Additional strategic investments in potential acquisition targets or JVs Investments Division: Private Investments (1) Data as of 6/30/2024 as disclosed in company filings; ENSV data as of 8/9/2024 as disclosed in company filings. (2) TTG common equity and seller note relate to the sale of Digirad Health in May of 2023. (3) ENSV Note related to the 8/9/2024 Enservco Transaction to facilitate Enservco’s acquisition of Buckshot Trucking, LLC.

32 Makes strategic investments in potential acquisition targets or JVs Public Investments Portfolio Value Public Equities $3.3 Million (2) ENSV Equity $2.1 Million (12.5 million ENSV shares) (2)(3) (1) Data from Bloomberg. (2) As of 8/15/2024 based on price at close. (3) Acquired as part of the 8/9/2024 Enservco transaction; combination of common shares and share equivalents. Investments Division: Public Investments Star Equity Fund, LP: Investment fund managed by Star Investment Management, LLC ➢ Significant positions in select undervalued microcap stocks needing or undergoing change Portfolio Companies Can Be: Potential acquisition targets for Star Equity Holdings • Accretive bolt-ons and/or new verticals for Star Equity Holdings; actions include: o Improving operating and financial performance o Eliminating duplicate public company and corporate overhead costs o Selling non-core assets • Undervalued equity portfolio investments with attractive attributes • Activist investments; pushing for change to create value o Public nature of being an activist generates strong idea flow from frustrated shareholders and helps achieve our vision o There are over 3,500 public companies with less than $30 million of EBITDA (1) ➢ For more information, visit: www.starequityfund.com

33 Building Solutions – KBS Building Solutions – Financials Case Studies Supplementary Financial Information Appendix Building Solutions – EBGL & TT Investments Division

34 Case Study: Healthcare Division* Feb 2021 Mar 2021 May 2022 May 2023 Real Estate Sales $1 Million Sept 2018 Oct 2018 Telerhythmics Sale $2 Million Reorganization Margins DMS Sale $18.8 Million MDOS Sale $1.4 Million DHI Sale (1) $40 Million Since announcing its transition to a diversified holding company in September 2018, Star Equity streamlined its Healthcare division through non-core asset sales and improved performance at its core business with its May 2022 reorganization, culminating in the sale of Digirad Health in May 2023. The DMS acquisition in 2016 came with non-core real estate assets that were sold off over time, which could happen again with future acquisitions $63.2 million of value realized through portfolio optimization Sale of Digirad Health unlocked significant value for shareholders (1) DHI sold for $40 million despite STRR market cap being $10 million at the time * Eliminated in mid-2023 following the sale of Digirad Health (Medical Devices Business Unit)

Case Study: Building Solutions Division

Leveraging improved operating performance and strong sector growth in factory-built construction

	September 2019	August 2024	Long-Term Goal
KBS Builders Inc.	• Approx. 145k sq. ft. of production capacity • Approx. 230 modules/year; $55k/module average selling price • Primarily in single-family residential housing market	• Approx. 175k sq. ft. of production capacity / ability to expand capacity as needed • Approx. 225-250 modules/year; $80k/module average selling price • Expanded into commercial market, larger projects and multi- family buildings with a sales pipeline of over $50 million	• Mid-teens annual organic growth • Reputation for quality and reliability
EdgeBuilder, Inc. Wall panels for the pro builder. Glenbrook Building Supply, Inc.	• Profitability hampered by swings in commodity prices and sub-optimal contract language	• Improved operational efficiencies, commodity price risk mitigation via hedging program, and project risk mitigation via protective contract language • Stronger market presence and reputation; regional player in the twin cities metro area, following the acquisition of Big Lake Lumber, Inc. in October 2023	• High single-digit annual organic growth • Reputation for quality and reliability
		Recent acquisition: Timber Technologies Solutions, Inc. • Entered EWP market, diversified revenue streams, and substantially improved cash flow • Cash cow with a moat in a niche industry with secular tailwinds	• Deliver strong cash flow over time • Potentially expand product offering and geographic reach • Create additional value via collaboration with Star's Building Solutions businesses

Turnaround In Numbers

FY 2020	
Revenue	$28.9M
Gross Profit	$4.1M
Net Income	($2.9M)
Adj. EBITDA	$0.7M[2]

FY 2023	
Revenue	$45.8M
Gross Profit	$11.9M
Net Income	$2.5M
Adj. EBITDA	$4.4M[2]

Adding Scale

Big Lake Lumber

- Integrated successfully with EBGL's Glenbrook operation

Timber Tech - FY 2023[1]	
Revenue	$18.7M
Net Income	$5.6M
Adj. EBITDA	$5.9M

[1] *Adjusted EBITDA is a non-GAAP number. Reconciliations of non-GAAP measures can be found in the appendix to this presentation – see slides 37-40.*

35

36 Building Solutions – KBS Building Solutions – Financials Case Studies Supplementary Financial Information Appendix Building Solutions – EBGL & TT Investments Division

Reconciliation of Net Income to Adjusted EBITDA- Q2 2024

($ in 000s)

1) *Reflects adjustments for any unrealized gains or losses on equity securities.*
2) *Reflects adjustments for any unrealized gains or losses in lumber derivatives value.*
3) *We allocate all corporate interest income to the Investments Division.*
4) *Reflects one time transaction costs related to the sale of the Healthcare Division.*
5) *Reflects one time transaction costs related to potential mergers and acquisitions.*
6) *Reflects the one time purchase accounting adjustment related to the fair value of inventory and impacted net income.*
7) *Reflects financing costs from our credit facilities.*

For the Three Months Ended June 30, 2024	Building Solutions	Investments	Star Equity Corporate	Total
Net income (loss) from continuing operations	$ (1,115)	$ 1,265	$ (1,407)	$ (3,787)
Depreciation and amortization	774	13	8	795
Interest (income) expense	138	(199)	(160)	(221)
Income tax (benefit) provision	—	—	(39)	(39)
EBITDA from continuing operations	(203)	(1,451)	(1,598)	(3,252)
Unrealized (gain) loss on equity securities [1]	—	303	—	303
Unrealized (gain) loss on lumber derivatives [2]	(1)	—	—	(1)
Interest income [3]	—	360	—	360
Litigation costs	—	—	46	46
Stock-based compensation	14	—	56	70
Transaction costs related to sale [4]	—	—	(9)	(9)
Transaction costs related to mergers and acquisitions [5]	—	—	112	112
Purchase accounting adjustment [6]	574	—	—	574
Impairment of cost method investment	—	1,290	—	1,290
Financing costs [7]	7	—	—	7
Non-GAAP adjusted EBITDA from continuing operations	$ 391	$ 502	$ (1,393)	$ (500)

For the Three Months Ended June 30, 2023	Building Solutions	Investments	Star Equity Corporate	Total
Net income (loss) from continuing operations	$ 200	$ 992	$ 2,558)	$ (1,366)
Depreciation and amortization	510	61	8	579
Interest (income) expense	16	(105)	(74)	(163)
Income tax (benefit) provision	—	—	61	61
EBITDA from continuing operations	726	948	(2,563)	(889)
Unrealized (gain) loss on equity securities [1]	—	(945)	—	(945)
Unrealized (gain) loss on lumber derivatives [2]	(104)	—	—	(104)
Interest Income [3]	—	246	—	246
Stock-based compensation	4	—	98	102
Transaction costs related to sale [4]	—	—	1,158	1,158
(Gain) Loss on sale of buildings	—	(424)	—	(424)
Financing costs [7]	48	6	—	54
Non-GAAP adjusted EBITDA from continuing operations	$ 674	$ (169)	$ (1,307)	$ (802)

Star Equity Holdings

37

Historical Reconciliation of Net Income to Adjusted EBITDA

($ in 000s)

For the Twelve Months Ended December 31, 2023	Building Solutions	Investments	Star Equity Corporate	Total
Net income (loss) from continuing operations	$ 2,517	$ 1,424	$ (5,848)	$ (1,907)
Depreciation and amortization	2,070	228	29	2,327
Interest (income) expense	84	(467)	(591)	(974)
Income tax expense	(288)	—	(326)	(614)
EBITDA from continuing operations	4,383	1,185	(6,736)	(1,168)
Unrealized (gain) loss on equity securities (1)	—	(85)	—	(85)
Unrealized (gain) loss on lumber derivatives (2)	(123)	—	—	(123)
Interest income (3)	—	1,130	—	1,130
Stock-based compensation	32	—	307	339
Transaction costs related to sale (4)	—	—	1,361	1,361
Transaction costs related to mergers and acquisitions (5)	65	—	38	103
Loss (Gain) on sale of assets	—	(386)	—	(386)
One-time credits (6)	—	—	(576)	(576)
Write off of lease liabilities	240	—	—	240
Financing costs (8)	142	17	—	159
Bargain purchase gain (9)	(345)	(825)	—	(1,170)
Non-GAAP adjusted EBITDA from continuing operations	$ 4,394	$ 1,036	$ (5,606)	$ (176)

For the Twelve Months Ended December 31, 2022	Building Solutions	Investments	Star Equity Corporate	Total
Net income (loss) from continuing operations	$ 2,405	$ (970)	$ (7,262)	$ (5,827)
Depreciation and amortization	1,974	290	9	2,273
Interest (income) expense	416	182	(34)	564
Income tax expense	383	—	—	383
EBITDA from continuing operations	5,178	(498)	(7,287)	(2,607)
Unrealized (gain) loss on equity securities (1)	—	893	—	893
Unrealized (gain) loss on lumber derivatives (2)	768	—	—	768
Stock-based compensation	21	—	411	432
Severance and retention costs (7)	—	—	5	5
Financing costs (8)	355	91	—	446
Non-GAAP adjusted EBITDA from continuing operations	$ 6,322	$ 486	$ (6,871)	$ (63)

1) *Reflects adjustments for any unrealized gains or losses on equity securities.*
2) *Reflects adjustments for any unrealized gains or losses in lumber derivatives value.*
3) *We allocate all corporate interest income to the Investments Division.*
4) *Reflects one time transaction costs related to the sale of the Healthcare Division.*
5) *Reflects one time transaction costs related to potential mergers and acquisitions.*
6) *Reflects one time insurance and other credits*
7) *Reflects the severance expense for certain employees.*
8) *Reflects financing costs from our credit facilities.*
9) *Reflects the bargain purchase gain related to the acquisition of Big Lake Lumber*

Star Equity Holdings

38

39 Reconciliation of Net Income to Adjusted EBITDA ($ in 000s) Star Equity Acquired Timber Technologies on May 17, 2024 For the Year Ended December 31, 2023 (in thousands) Net Income 5,627 Interest Expense - Interest Income (59) Taxes - Depreciation 368 Amortization - Total EBITDA 5,936 One-time Adjustments (15) Adjusted EBITDA 5,921 Timber Technologies, LLC, Standalone Financials

40 Reconciliation of Net Income to Adjusted EBITDA ($ in 000s) Building Solutions Division For the Year Ended December 31, 2023 (in thousands) Net income (loss) from continuing operations 2,517 Depreciation and amortization 2,070 Interest expense 84 Income tax items (benefit)/expense (288) EBITDA from continuing operations 4,383 Unrealized (gain) loss on derivatives (123) Stock-based compensation 32 Transaction costs related to megers and acquisitions 65 Write off of Lease Liabilities 240 Financing cost 142 Bargain Purchase Gain (345) Non-GAAP adjusted EBITDA from continuing operations 4,394 Timber Technologies adjusted EBITDA 5,921 Pro Forma Star Building Solutions adjusted EBITDA 10,315 Building Solutions

Capitalization Table as of August 15, 2024

Fully Diluted Capital Structure					
(in thousands except price per share)	**Shares**	**Price**		**Market Value**	
Common Shares [1]	3,235	$	4.21	$	13,619
Warrants (May 2025) [2]	140	$	-	$	-
Warrants (January 2027) [3]	2,373	$	-	$	-
10% Series A Preferred [4]	2,166	$	10.00	$	21,656
Net Debt/(Cash) [5]				$	741
Enterprise Value				$	36,016
(Public Equities) [6]				$	(5,443)
Enterprise Value less Public Equities				$	30,574

Net Debt Schedule			
($ in thousands)		**Amount**	**Rate**
Sub-Level Debt:			
KBS	$	998	7.50%
EBGL	$	145	9.25%
TT	$	6,805	7.85%
Star Real Estate	$	3,000	7.50%
Corporate-Level Debt	$	-	-
Total Debt [7]	$	10,948	7.74% [(9)]
Cash [8]	$	(10,207)	
Net Debt/(Cash)	$	741	
(Public Equities) [6]	$	(5,443)	
Net Debt/(Cash + Public Equities)	$	(4,702)	

1 *Price based on August 15, 2024 closing market price. Share count as of August 15, 2024.*

2 *In terms of share equivalents. Expire May 28, 2025. Strike price of $11.25 per share. Price is the difference between August 15, 2024 closing common stock price and the strike price.*

3 *In terms of share equivalents. Expire Jan 24, 2027. Strike price of $7.50 per share. Price is the difference between the August 15, 2024 closing common stock price and the strike price. Includes warrants privately held by underwriter.*

4 *Preferred stock shown at liquidation preference of $10/share.*

5 *Reference debt schedule below.*

6 *Investments in equity securities balance as of August 15, 2024. Includes ENSV common equity and ENSV Mandatorily Convertible Preferred Shares marked to market.*

7 *Debt balances as of August 15, 2024.*

8 *Includes $2.5M of restricted cash as of August 15, 2024.*

9 *Weighted average cost of debt.*

Star Equity Holdings

41

42 Jeff Eberwein Executive Chairman Rick Coleman CEO David Noble CFO admin@starequity.com Investor Relations The Equity Group Inc. Lena Cati Senior Vice President 212-836-9611 / lcati@equityny.com Katie Murphy Analyst 212-836-9612 / kmurphy@equityny.com Contact Us